EXHIBIT 10.17


                              FIRST COLONY MERCHANT

                        WRITTEN NOTICE TO EXERCISE OPTION

         We hereby  submit this  Written  Notice to Exercise the Option of First
Colongy Merchant, which was approved by the Board of Directors of Can Cal Resources Ltd. as of November 23, 2000 and attached as Exhibit A hereto. We enclose consideration of One Hundred and Fifty Four Thousand Six Hundred and Eighty ($154,680) being 300,000 x $1.3012 x 50%. Please issue these shares at your earliest convenience.


                                            FIRST COLONY MERCHANT


                                              /s/    J. M. Edwards
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